First Internet Bancorp Reports First Quarter 2026 Results
-Net income of $2.5 million, up 166% year-over-year -
- Diluted earnings per share of $0.29, up 164% year-over-year -
- Company to hold earnings call today at 5pm ET -

Fishers, Indiana, April 30, 2026 – First Internet Bancorp (the “Company”) (Nasdaq: INBK), the parent company of First Internet Bank (the “Bank”), announced today financial and operational results for the first quarter ended March 31, 2026.

Key Business Updates

•Revenue Momentum: Growth in net interest income (up 26%) and fully-taxable equivalent (“FTE”) net interest margin (now 2.45%) drove quarterly revenue up 21% year-over-year to $43.1 million. When combined with well-managed expenses, pre-provision net revenue grew 51% year-over-year.

•Credit Trends: Provision for credit losses for the first quarter of 2026 of $16.3 million. The provision reflects our quarterly CECL re-measurement of expected lifetime losses for the portfolio, based on observed credit performance and updates to current conditions. During the first quarter, ongoing proactive credit actions continued to drive progress in resolving problem credits. Notably, nonaccrual unguaranteed SBA and franchise finance balances declined from the fourth quarter of 2025.

•Strong Loan Production: Commercial loan production remained strong during the first quarter led by construction and single tenant lease financing. Additionally, loan pipelines at the end of the quarter were solid, setting the stage for continued loan growth as we move through 2026.

First Quarter 2026 Financial Performance

•Net income of $2.5 million and diluted earnings per share of $0.29, up 166% and 164%, respectively, from the prior year period

•Total revenue of $43.1 million, which increased 21% from the prior year period

•Net interest income of $31.6 million and FTE net interest income of $32.8 million1, increased 26% and 25%, respectively, over the prior year period

•Net interest margin of 2.36% and FTE net interest margin of 2.45%1, both increased 54 basis points (“bps”) from the prior year period

•Noninterest income of $11.5 million, which increased 10% from the prior year period

1 This information represents a non-GAAP financial measure. For a discussion of non-GAAP financial measures, see the section below entitled "Non-GAAP Financial Measures."

•Pre-provision net revenue (“PPNR”) of $18.1 million1, which increased 51% from the prior year period

•Total loan balances of $3.8 billion, up $29.1 million, or 1%, from the fourth quarter of 2025
•The yield on the loan portfolio increased 37 bps from the prior year period to 6.36%
•Strong loan production partially offset by elevated payoffs and maturities

•Total deposits of $5.0 billion, up $141.8 million, or 3%, from the fourth quarter of 2025
•Continued growth in fintech deposits, allowing higher-cost CDs and brokered deposits to mature
•The cost of interest-bearing deposits declined 56 bps from the prior year period to 3.45%
•Approximately $1.5 billion of fintech deposits moved off-balance sheet into a deposit network, providing flexibility to manage the size of the balance sheet
•Loans to deposits ratio of 75.8%

•Provision for credit losses of $16.3 million, up $4.3 million, or 36.1%, from the fourth quarter of 2025
•Net charge-offs to average loans of 1.65%, slightly improved from 1.68% in the fourth quarter of 2025

•Nonperforming loans (“NPLs”) to total loans of 1.63%; allowance for credit losses - loans (“ACL”) to total loans of 1.50%
•Increase in NPLs consisted primarily of fully-guaranteed SBA 7(a) balances and accruing loans past due 90 days or more, partially offset by lower nonaccrual franchise finance loans
•NPLs / total loans of 1.22%1 excluding fully-guaranteed balances
•ACL to NPLs of 92%; or 122%1 excluding fully-guaranteed balances

•Tangible common equity to tangible assets of 6.24%1, and 6.99%1 ex-AOCI and adjusted for normalized cash balances; CET1 ratio of 8.97%2; total capital ratio of 12.50%2

•Tangible book value per share of $40.871, consistent with the fourth quarter of 2025

“We kicked off the new year with strong first quarter results, demonstrating the resilience of our diversified business model and the solid foundation we've built to navigate an uncertain macroeconomic environment from a position of strength”, said David Becker, Chairman and CEO of First Internet Bancorp. “We generated 21% revenue growth, 51% growth in pre-provision net revenue, and expanded our net interest margin 54 basis points year-over-year to 2.45%, reflecting years of disciplined balance sheet repositioning and proactive liability management. We're also seeing tangible evidence that our enhanced underwriting standards and risk management initiatives are yielding favorable results, particularly in our SBA portfolio where unguaranteed nonperforming loans and delinquencies have improved both sequentially and year-over-year.”

“Beyond the strong quarterly financial results, we continued to make strategic investments in AI and digital capabilities that are already delivering measurable results - our virtual customer service agents resolve 45% of inquiries, our fraud detection agents enhance security, and our Net Promoter Scores are well above industry averages. Additionally, our Banking-as-a-Service partnerships continue to grow and provide valuable deposit funding flexibility, while our commercial lending pipelines remain robust across multiple verticals. With improving credit trends, strong margin momentum, and disciplined cost management, we are well-positioned to deliver improving profitability through 2026 and accelerating performance into 2027."

1 This information represents a non-GAAP financial measure. For a discussion of non-GAAP financial measures, see the section below entitled "Non-GAAP Financial Measures."
2 Regulatory capital ratios are preliminary pending filing of the Company’s regulatory reports

Full Year 2026 Outlook

The Company is broadly maintaining its 2026 guidance. However, management acknowledges the heightened macroeconomic uncertainty, including volatile energy prices and other geopolitical developments, which could have negative impacts. Regarding loan growth specifically, while commercial pipelines remain robust, the Company recognizes that the full-year target of 15-17% may prove ambitious due to higher-than-expected loan payoffs and potential further tightening of underwriting standards due to macro uncertainties.

Conference Call and Webcast
The Company will host a conference call and webcast at 5:00 p.m. Eastern Time today, April 30, 2026, to discuss its quarterly financial results. The call can be accessed via telephone at (800) 715-9871; access code: 9553116. A recorded replay can be accessed through May 7, 2026, by dialing (800) 770-2030; access code: 9553116.

Additionally, interested parties can listen to a live webcast of the call on the Company's website at www.firstinternetbancorp.com. An archived version of the webcast will be available in the same location shortly after the live call has ended.

About First Internet Bancorp
First Internet Bancorp is a bank holding company with assets of $5.7 billion as of March 31, 2026. The Company’s subsidiary, First Internet Bank, opened for business in 1999 as an industry pioneer in the branchless delivery of banking services. First Internet Bank provides consumer and small business deposit, commercial real estate and construction financing, SBA financing, public finance, consumer loans, and specialty finance services nationally, as well as commercial and industrial loans and treasury management services on a regional basis. First Internet Bancorp’s common stock trades on the Nasdaq Global Select Market under the symbol “INBK” and is a component of the Russell 2000® Index. Additional information about the Company is available at www.firstinternetbancorp.com and additional information about First Internet Bank, including its products and services, is available at www.firstib.com.

Forward-Looking Statements
This press release contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, including statements with respect to the financial condition, results of operations, trends in lending policies and loan programs, plans and prospective business partnerships, objectives, future performance and business of the Company. Forward-looking statements are generally identifiable by the use of words such as “anticipate,” “believe,” “better than,” “continue,” “could,” “drive,” “enhance,” “estimate,” “expand,” “expect,” “future,” “going forward,” “growth,” ”improve,” “increase,” “looking ahead,” “maintain,” “may,” “ongoing,” “opportunities,” “pending,” “plan,” “position,” “preliminary,” “progress,” “remain,” “setting the stage,” “should,” “stable,” “thereafter,” “well-positioned,” “will,” or other similar expressions. Forward-looking statements are not a guarantee of future performance or results, are based on information available at the time the statements are made and involve known and unknown risks, uncertainties and other factors that could cause actual results to differ materially from the information in the forward-looking statements. Such statements are subject to certain risks and uncertainties including: our business and operations and the business and operations of our vendors and customers; general economic conditions, whether national or regional, and conditions in the lending markets in which we participate that may have an adverse effect on the demand for our loans and other products; our credit quality and related levels of nonperforming assets and loan losses, and the value and salability of the real estate that is the collateral for our loans. Other factors that may cause such differences include: failures or breaches of or interruptions in the communications and information systems on which we rely to conduct our business; failure of our plans to grow our commercial and industrial, construction, and SBA loan portfolios; competition with national, regional and community financial institutions; the loss of key members of senior management; the anticipated impacts of inflation and rising interest rates on the general economy; risks relating to the regulation of financial institutions; and other factors identified in reports we file with the U.S. Securities and Exchange Commission. All statements in this press release, including forward-looking statements, speak only as of the date they are made, and the Company undertakes no obligation to update any statement in light of new information or future events.

Non-GAAP Financial Measures
This press release contains financial information determined by methods other than in accordance with U.S. generally accepted accounting principles (“GAAP”). Non-GAAP financial measures, specifically tangible common equity, tangible assets, tangible book value per common share, tangible common equity to tangible assets, average tangible common equity, return on average tangible common equity, total interest income – FTE, net interest income – FTE, net interest margin – FTE, adjusted total revenue, pre-provision net revenue, adjusted pre-provision net revenue, adjusted noninterest income, adjusted income before income taxes, adjusted income tax (benefit) provision, adjusted net income, adjusted diluted earnings per share, adjusted return on average assets, adjusted return on average shareholders’ equity, adjusted return on average tangible common equity, adjusted tangible common equity, adjusted tangible assets, adjusted tangible common equity to adjusted tangible assets, adjusted nonperforming loans to total loans and adjusted allowance for credit losses – loans to nonperforming loans are used by the Company’s management to measure the strength of its capital and analyze profitability, including its ability to generate earnings on tangible capital invested by its shareholders. Although management believes these non-GAAP measures are useful to investors by providing a greater understanding of its business, they should not be considered a substitute for financial measures determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies. Reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures are included in the table at the end of this release under the caption “Reconciliation of Non-GAAP Financial Measures.”

Contact Information:

Investors/Analysts
Paula Deemer
Director of Corporate Administration
(317) 428-4628
investors@firstib.com

Media
PANBlast
Zach Weismiller
firstib@panblastpr.com

First Internet Bancorp
Summary Financial Information (unaudited)
Dollar amounts in thousands, except per share data
	Three Months Ended
	March 31, 2026	December 31, 2025	March 31, 2025
Net income	$2,509	$5,289	$943

Per share and share information
Earnings per share - basic	$0.29	$0.61	$0.11
Earnings per share - diluted	0.29	0.60	0.11
Dividends declared per share	0.06	0.06	0.06
Book value per common share	41.41	41.41	44.58
Tangible book value per common share [1]	40.87	40.87	44.04
Common shares outstanding	8,716,662	8,686,994	8,697,085
Average common shares outstanding:
Basic	8,734,383	8,728,342	8,715,655
Diluted	8,774,111	8,769,456	8,784,970
Performance ratios
Return on average assets	0.18%	0.37%	0.07%
Return on average shareholders' equity	2.72%	5.79%	0.98%
Return on average tangible common equity [1]	2.75%	5.87%	0.99%
Net interest margin	2.36%	2.22%	1.82%
Net interest margin - FTE [1,2]	2.45%	2.30%	1.91%
Capital ratios [3]
Total shareholders' equity to assets	6.32%	6.46%	6.63%
Tangible common equity to tangible assets [1]	6.24%	6.38%	6.55%
Tier 1 leverage ratio	6.23%	6.24%	6.87%
Common equity tier 1 capital ratio	8.97%	8.97%	9.15%
Tier 1 capital ratio	8.97%	8.97%	9.15%
Total risk-based capital ratio	12.50%	12.50%	12.52%
Asset quality
Nonperforming loans	$61,596	$58,538	$34,243
Nonperforming assets	63,691	61,355	35,921
Nonperforming loans to loans	1.63%	1.56%	0.80%
Nonperforming assets to total assets	1.12%	1.10%	0.61%
Allowance for credit losses - loans to:
Loans	1.50%	1.49%	1.11%
Nonperforming loans	91.7%	95.1%	138.0%
Net charge-offs to average loans	1.65%	1.68%	0.92%
Average balance sheet information
Loans	$3,874,174	$3,798,831	$4,237,300
Total securities	1,022,872	943,418	901,918
Other earning assets	521,697	665,022	445,280
Total interest-earning assets	5,424,700	5,426,126	5,590,131
Total assets	5,635,646	5,618,089	5,770,380
Noninterest-bearing deposits	143,305	155,030	135,878
Interest-bearing deposits	4,744,189	4,723,879	4,815,978
Total deposits	4,887,494	4,878,909	4,951,856
Shareholders' equity	374,276	362,183	392,035

1 Refer to "Non-GAAP Financial Measures" section above and "Reconciliation of Non-GAAP Financial Measures" below
2 On a fully-taxable equivalent (“FTE”) basis assuming a 21% tax rate
3 Regulatory capital ratios are preliminary pending filing of the Company's regulatory reports

First Internet Bancorp
Condensed Consolidated Balance Sheets (unaudited)
Dollar amounts in thousands
	March 31, 2026	December 31, 2025	March 31, 2025
Assets
Cash and due from banks	$10,528	$6,145	$6,344
Interest-bearing deposits	591,277	450,632	388,110
Securities available-for-sale, at fair value	772,035	778,687	681,785
Securities held-to-maturity, at amortized cost, net of allowance for credit losses	276,042	250,609	276,542
Loans held-for-sale	55,240	108,608	31,738
Loans	3,775,870	3,746,728	4,254,412
Allowance for credit losses - loans	(56,496)	(55,686)	(47,238)
Net loans	3,719,374	3,691,042	4,207,174
Accrued interest receivable	28,182	27,909	29,022
Federal Home Loan Bank of Indianapolis stock	28,350	28,350	28,350
Cash surrender value of bank-owned life insurance	42,864	42,559	41,675
Premises and equipment, net	67,006	67,934	70,461
Goodwill	4,687	4,687	4,687
Servicing asset	23,614	22,793	17,445
Other real estate owned	1,945	2,631	1,518
Accrued income and other assets	90,544	89,061	66,757
Total assets	$5,711,688	$5,571,647	$5,851,608

Liabilities
Noninterest-bearing deposits	$149,505	$146,879	$151,815
Interest-bearing deposits	4,832,145	4,692,934	4,793,810
Total deposits	4,981,650	4,839,813	4,945,625
Advances from Federal Home Loan Bank	239,500	249,500	395,000
Subordinated debt	105,546	105,465	105,228
Accrued interest payable	1,232	1,744	1,645
Accrued expenses and other liabilities	22,806	15,358	16,363
Total liabilities	5,350,734	5,211,880	5,463,861
Shareholders' equity
Voting common stock	186,967	186,577	185,873
Retained earnings	195,292	193,320	231,031
Accumulated other comprehensive loss	(21,305)	(20,130)	(29,157)
Total shareholders' equity	360,954	359,767	387,747
Total liabilities and shareholders' equity	$5,711,688	$5,571,647	$5,851,608

First Internet Bancorp
Condensed Consolidated Statements of Income (unaudited)
Dollar amounts in thousands, except per share data
	Three Months Ended
	March 31, 2026	December 31, 2025	March 31, 2025
Interest income
Loans	$60,839	$61,535	$62,662
Securities - taxable	9,496	8,811	8,463
Securities - non-taxable	654	651	661
Other earning assets	4,821	7,057	5,043
Total interest income	75,810	78,054	76,829
Interest expense
Deposits	40,359	43,836	47,626
Other borrowed funds	3,853	3,896	4,107
Total interest expense	44,212	47,732	51,733
Net interest income	31,598	30,322	25,096
Provision for credit losses	16,305	11,984	11,933
Net interest income after provision for credit losses	15,293	18,338	13,163
Noninterest income
Service charges and fees	844	454	265
Loan servicing revenue	2,856	2,713	1,983
Loan servicing asset revaluation	(1,060)	(1,800)	(1,181)
Gain on sale of loans	7,377	8,470	8,647
Other	1,501	1,538	713
Total noninterest income	11,518	11,375	10,427
Noninterest expense
Salaries and employee benefits	13,236	12,668	13,107
Marketing, advertising and promotion	615	644	647
Consulting and professional fees	1,080	1,184	1,228
Data processing	775	712	635
Loan expenses	2,179	1,813	1,531
Premises and equipment	3,676	3,705	3,115
Deposit insurance premium	1,487	1,563	1,398
Other	1,979	1,922	1,895
Total noninterest expense	25,027	24,211	23,556
Income before income taxes	1,784	5,502	34
Income tax (benefit) provision	(725)	213	(909)
Net income	$2,509	$5,289	$943

Per common share data
Earnings per share - basic	$0.29	$0.61	$0.11
Earnings per share - diluted	$0.29	$0.60	$0.11
Dividends declared per share	$0.06	$0.06	$0.06

First Internet Bancorp
Average Balances and Rates (unaudited)
Dollar amounts in thousands
	Three Months Ended
	March 31, 2026			December 31, 2025			March 31, 2025
	Average Balance	Interest / Dividends	Yield / Cost	Average Balance	Interest / Dividends	Yield / Cost	Average Balance	Interest / Dividends	Yield / Cost
Assets
Interest-earning assets
Loans, including loans held-for-sale [1]	$3,880,131	$60,839	6.36%	$3,817,686	$61,535	6.39%	$4,242,933	$62,662	5.99%
Securities - taxable	943,079	9,496	4.08%	863,071	8,811	4.05%	820,175	8,463	4.18%
Securities - non-taxable	79,793	654	3.32%	80,347	651	3.21%	81,743	661	3.28%
Other earning assets	521,697	4,821	3.75%	665,022	7,057	4.21%	445,280	5,043	4.59%
Total interest-earning assets	5,424,700	75,810	5.67%	5,426,126	78,054	5.71%	5,590,131	76,829	5.57%
Allowance for credit losses - loans	(56,106)			(61,378)			(45,664)
Noninterest-earning assets	267,052			253,341			225,913
Total assets	$5,635,646			$5,618,089			$5,770,380

Liabilities
Interest-bearing liabilities
Interest-bearing demand deposits	$1,243,549	$8,168	2.66%	$1,023,305	$7,524	2.92%	$956,322	$6,974	2.96%
Savings accounts	19,542	41	0.85%	18,575	40	0.85%	20,568	43	0.85%
Money market accounts	1,292,126	10,103	3.17%	1,312,201	11,238	3.40%	1,221,795	11,361	3.77%
Certificates and brokered deposits	2,188,972	22,047	4.08%	2,369,798	25,034	4.19%	2,617,293	29,248	4.53%
Total interest-bearing deposits	4,744,189	40,359	3.45%	4,723,879	43,836	3.68%	4,815,978	47,626	4.01%
Other borrowed funds	352,117	3,853	4.44%	354,926	3,896	4.35%	401,300	4,107	4.15%
Total interest-bearing liabilities	5,096,306	44,212	3.52%	5,078,805	47,732	3.73%	5,217,278	51,733	4.02%
Noninterest-bearing deposits	143,305			155,030			135,878
Other noninterest-bearing liabilities	21,759			22,071			25,189
Total liabilities	5,261,370			5,255,906			5,378,345
Shareholders' equity	374,276			362,183			392,035
Total liabilities and shareholders' equity	$5,635,646			$5,618,089			$5,770,380

Net interest income		$31,598			$30,322			$25,096

Interest rate spread			2.15%			1.98%			1.55%
Net interest margin			2.36%			2.22%			1.82%
Net interest margin - FTE [2,3]			2.45%			2.30%			1.91%
1 Includes nonaccrual loans
2 On a fully-taxable equivalent (“FTE”) basis assuming a 21% tax rate
3 Refer to "Non-GAAP Financial Measures" section above and "Reconciliation of Non-GAAP Financial Measures" below

First Internet Bancorp
Loans and Deposits (unaudited)
Dollar amounts in thousands
	March 31, 2026		December 31, 2025		March 31, 2025
	Amount	Percent	Amount	Percent	Amount	Percent
Commercial loans
Commercial and industrial	$225,425	6.0%	$221,714	5.9%	$140,239	3.3%
Owner-occupied commercial real estate	48,136	1.3%	48,575	1.3%	49,954	1.2%
Investor commercial real estate	598,933	15.9%	647,394	17.3%	297,874	7.0%
Construction	449,888	11.9%	372,668	9.9%	471,082	11.1%
Single tenant lease financing	254,044	6.7%	222,925	5.9%	950,814	22.4%
Public finance	441,734	11.7%	442,234	11.8%	482,558	11.3%
Healthcare finance	131,161	3.5%	139,469	3.7%	171,430	4.0%
Small business lending	433,964	11.5%	430,024	11.5%	353,408	8.3%
Franchise finance	389,249	10.3%	417,045	11.1%	514,700	12.1%
Total commercial loans	2,972,534	78.8%	2,942,048	78.4%	3,432,059	80.7%

Consumer loans
Residential mortgage	338,058	9.0%	343,110	9.2%	367,722	8.6%
Home equity	14,219	0.4%	14,725	0.4%	17,421	0.4%
Trailers	242,022	6.4%	235,876	6.3%	220,012	5.2%
Recreational vehicles	142,442	3.8%	141,952	3.8%	145,690	3.4%
Other consumer loans	46,874	1.2%	47,630	1.3%	46,851	1.1%
Total consumer loans	783,615	20.8%	783,293	21.0%	797,696	18.7%

Net deferred loan fees, premiums, discounts and other [1]	19,721	0.4%	21,387	0.6%	24,657	0.6%

Total loans	$3,775,870	100.0%	$3,746,728	100.0%	$4,254,412	100.0%

	March 31, 2026		December 31, 2025		March 31, 2025
	Amount	Percent	Amount	Percent	Amount	Percent
Deposits
Noninterest-bearing deposits	$149,505	3.0%	$146,880	3.0%	$151,815	3.1%
Interest-bearing demand deposits	1,358,028	27.3%	1,120,850	23.2%	1,103,540	22.3%
Savings accounts	20,344	0.4%	18,990	0.4%	21,632	0.4%
Money market accounts	1,325,382	26.6%	1,272,845	26.3%	1,292,235	26.2%
Certificates of deposits	1,869,181	37.5%	2,004,909	41.4%	2,029,801	41.0%
Brokered deposits	259,210	5.2%	275,339	5.7%	346,602	7.0%
Total deposits	$4,981,650	100.0%	$4,839,813	100.0%	$4,945,625	100.0%

1 Includes carrying value adjustments of $18.1 million, $19.1 million and $22.1 million related to terminated interest rate swaps associated with public finance loans as of March 31, 2026, December 31, 2025 and March 31, 2025, respectively.

First Internet Bancorp
Reconciliation of Non-GAAP Financial Measures
Dollar amounts in thousands, except per share data
	Three Months Ended
	March 31, 2026	December 31, 2025	March 31, 2025
Total equity - GAAP	$360,954	$359,767	$387,747
Adjustments:
Goodwill	(4,687)	(4,687)	(4,687)
Tangible common equity	$356,267	$355,080	$383,060

Total assets - GAAP	$5,711,688	$5,571,647	$5,851,608
Adjustments:
Goodwill	(4,687)	(4,687)	(4,687)
Tangible assets	$5,707,001	$5,566,960	$5,846,921

Common shares outstanding	8,716,662	8,686,994	8,697,085

Book value per common share	$41.41	$41.41	$44.58
Effect of goodwill	(0.54)	(0.54)	(0.54)
Tangible book value per common share	$40.87	$40.87	$44.04

Total shareholders' equity to assets	6.32%	6.46%	6.63%
Effect of goodwill	(0.08%)	(0.08%)	(0.08%)
Tangible common equity to tangible assets	6.24%	6.38%	6.55%

Total average equity - GAAP	$374,276	$362,183	$392,035
Adjustments:
Average goodwill	(4,687)	(4,687)	(4,687)
Average tangible common equity	$369,589	$357,496	$387,348

Return on average shareholders' equity	2.72%	5.79%	0.98%
Effect of goodwill	0.03%	0.08%	0.01%
Return on average tangible common equity	2.75%	5.87%	0.99%

Total interest income	$75,810	$78,054	$76,829
Adjustments:
Fully-taxable equivalent adjustments [1]	1,160	1,161	1,169
Total interest income - FTE	$76,970	$79,215	$77,998

Net interest income	$31,598	$30,322	$25,096
Adjustments:
Fully-taxable equivalent adjustments [1]	1,160	1,161	1,169
Net interest income - FTE	$32,758	$31,483	$26,265

Net interest margin	2.36%	2.22%	1.82%
Effect of fully-taxable equivalent adjustments [1]	0.09%	0.08%	0.09%
Net interest margin - FTE	2.45%	2.30%	1.91%
1Assuming a 21% tax rate

First Internet Bancorp
Reconciliation of Non-GAAP Financial Measures
Dollar amounts in thousands, except per share data
	Three Months Ended
	March 31, 2026	December 31, 2025	March 31, 2025
Total revenue - GAAP	$43,116	$41,697	$35,523
Adjustments:
Loss on sale of loans	—	411	—
Adjusted total revenue	$43,116	$42,108	$35,523

Net income - GAAP	$2,509	$5,289	$943
Adjustments:[1]
Provision for credit losses	16,305	11,984	11,933
Income tax (benefit) provision	(725)	213	(909)
Pre-provision net revenue	$18,089	$17,486	$11,967

Pre-provision net revenue	$18,089	$17,486	$11,967
Adjustments:[1]
Loss on sale of loans	—	411	—
Adjusted pre-provision net revenue	$18,089	$17,897	$11,967

Noninterest income - GAAP	$11,518	$11,375	$10,427
Adjustments:
Loss on sale of loans	—	411	—
Adjusted noninterest income	$11,518	$11,786	$10,427

Income before income taxes - GAAP	$1,784	$5,502	$34
Adjustments:
Loss on sale of loans	—	411	—
Adjusted income before income taxes	$1,784	$5,913	$34

Income tax (benefit) provision - GAAP	$(725)	$213	$(909)
Adjustments:[1]
Loss on sale of loans	—	86	—
Adjusted income tax (benefit) provision	$(725)	$299	$(909)

Net income - GAAP	$2,509	$5,289	$943
Adjustments:
Loss on sale of loans	—	325	—
Adjusted net income	$2,509	$5,614	$943

Diluted average common shares outstanding	8,774,111	8,769,456	8,784,970

Diluted earnings per share - GAAP	$0.29	$0.60	$0.11
Adjustments:
Effect of loss on sale of loans	—	0.04	—
Adjusted diluted earnings per share	$0.29	$0.64	$0.11

Return on average assets	0.18%	0.37%	0.07%
Effect of loss on sale of loans	0.00%	0.02%	0.00%
Adjusted return on average assets	0.18%	0.39%	0.07%

Return on average shareholders' equity	2.72%	5.79%	0.98%
Effect of loss on sale of loans	0.00%	0.36%	0.00%
Adjusted return on average shareholders' equity	2.72%	6.15%	0.98%

Return on average tangible common equity	2.75%	5.87%	0.99%
Effect of loss on sale of loans	0.00%	0.36%	0.00%
Adjusted return on average tangible common equity	2.75%	6.23%	0.99%
[1]Assuming a 21% tax rate

First Internet Bancorp
Reconciliation of Non-GAAP Financial Measures
Dollar amounts in thousands, except per share data
	Three Months Ended
	March 31, 2026	December 31, 2025	March 31, 2025
Tangible common equity	$356,267	$355,080	$383,060
Adjustments:
Accumulated other comprehensive loss	21,305	20,130	29,157
Adjusted tangible common equity	$377,572	$375,210	$412,217

Tangible assets	$5,707,001	$5,566,960	$5,846,921
Adjustments:
Cash in excess of $300 million	(301,805)	(156,777)	(94,454)
Adjusted tangible assets	$5,405,196	$5,410,183	$5,752,467

Adjusted tangible common equity	$377,572	$375,210	$412,217
Adjusted tangible assets	5,405,196	5,410,183	5,752,467
Adjusted tangible common equity to adjusted tangible assets	6.99%	6.94%	7.17%

Nonperforming loans to total loans	1.63%	1.56%	0.80%
Adjustments:
Fully guaranteed balances	(0.41%)	(0.36%)	(0.12%)
Adjusted nonperforming loans to total loans	1.22%	1.20%	0.68%

Allowance for credit losses - loans to nonperforming loans	91.72%	95.13%	137.95%
Adjustments:
Fully guaranteed balances	30.73%	28.84%	24.87%
Adjusted allowance for credit losses - loans to nonperforming loans	122.45%	123.97%	162.82%